Restructuring	6 Months Ended
Jun. 30, 2023
Restructuring and Related Activities [Abstract]
Restructuring
Note 9. Restructuring
On March 23, 2023, the Company announced a reduction in workforce of approximately 35% of its employees and other cost saving initiatives as part of a cost reduction initiative to improve its cash runway and focus on the long-term success of the Company. Cash disbursements for expenses associated with the restructuring were substantially completed in the second quarter of 2023. The following table provides a summary related to the Company’s restructuring activity, recorded in accrued payroll on the accompanying balance sheets, as of June 30, 2023:

Employee Severance and Related Benefits
Balance at December 31, 2022	$—
Charges	430
Payments	(393)

Balance at June 30, 2023	$37